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                                      [LOGO]        Marianne O'Doherty
                                                    Assistant Vice President and
                                                    Assistant General Counsel
                                                    Life Law Department
                                                    Direct Dial:  (860) 843-6733
                                                    Fax:  (860) 843-8665


April 8, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549-0506

RE:  ARTHUR ANDERSEN LLP

Arthur Andersen LLP has represented to the Registrant that its audit was subject to Arthur Andersen's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, and that there was appropriate continuity of Arthur Andersen personnel working on the audit and availability of national office consultation of Arthur Andersen to conduct the relevant portions of the audit.

Sincerely,

/s/ Marianne O'Doherty

Marianne O'Doherty
Assistant Vice President and
Assistant General Counsel




                                                 Hartford Life
                                                 200 Hopmeadow Street
                                                 Simsbury, CT 06089
                                                 Mailing Address:  P.O. Box 2999
                                                 Hartford, CT 06104-2999